Other Non-current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Other Non-current Assets
Long-term deposits	¥ 112,219
Loan receivables, net	58,035		¥ 81,497
Long-term prepayments	42,446		840
Prepaid rental deposits	7,812		13,530
Others	11,943		3,426
Other Assets, Noncurrent, Total	¥ 232,455	$ 32,741	¥ 99,293